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Exhibit 32(b)

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                       OF QUARTERLY REPORT ON FORM 10-QSB
                         OF PINNACLE DATA SYSTEMS, INC.
                       FOR THE QUARTER ENDED JUNE 28, 2003

The undersigned is the Chief Financial Officer of Pinnacle Data Systems, Inc. (the "Issuer"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of the Issuer for the quarterly period ended June 28, 2003.

I, Michael R. Sayre, certify that the Quarterly Report on Form 10-QSB for the period ended June 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This certification is executed as of August 12, 2003.

                              /s/ Michael R. Sayre
                              ---------------------------
                              Chief Financial Officer

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